SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                   ________________________________________________

                                   QUARTERLY REPORT

                                          ON

                                      FORM 10-Q

                                       FOR THE

                                QUARTERLY PERIOD ENDED

                                  SEPTEMBER 30, 1994

                   ________________________________________________


                        ALLEGHENY & WESTERN ENERGY CORPORATION

                                _____________________

                                       EXHIBITS
                                _____________________


                                    Exhibit Index

          Exhibit
          Number   Exhibit                                    Reference

          3.1      Articles of Incorporation of Allegheny     Incorporated
                   and Western Energy Corporation dated       by reference
                   June 4, 1984.                              to Exhibit D
                                                              to Form 8-K
                                                              dated July 3,
                                                              1984.

          3.2 Amendment to Articles of Incorporation Incorporated of Allegheny & Western Energy Corporation, reference to
                   dated August 2, 1990.                      Exhibit 3.2
                                                              to Form 10-K
                                                              for the year
                                                              ended June
                                                              30, 1990.

          3.3      Bylaws of Allegheny & Western Energy       Incorporated
                   Corporation.                               by reference
                                                              to Exhibit
                                                              3.3 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1994.

          10.1     Appalachian Basin Pipeline Agreement.      Incorporated
                                                              by reference
                                                              to Exhibit
                                                              10.1.2 to
                                                              Amendment
                                                              No.1 to Form
                                                              S-1
                                                              Registration
                                                              Statement No.
                                                              2-71252.

          10.2     Columbia Gas Transmission Corporation      Incorporated
                   Gas Purchase Contract containing typical   by reference
                   "take or pay" contract provisions.         to Exhibit
                                                              10.4 to Form
                                                              S-1
                                                              Registration
                                                              Statement No.
                                                              2-71252.

          10.3 Revolving Credit and Term Loan Agreement, Incorporated dated as of June 13, 1989, between the by reference
                   registrant and the First National Bank     to Exhibit
                   of Boston.                                 10.3 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1989.


          10.4     Revolving Credit and Term Loan Agreement,  Incorporated
                   dated as of June 13, 1989, between         by reference
                   Mountaineer Gas Company and the First      to Exhibit
                   National Bank of Boston.                   10.5 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1989.

          10.5     Note Agreement, dated June 30, 1987,       Incorporated
                   between Mountaineer and Connecticut        by reference
                   General Life Insurance Company, Horace     to Exhibit
                   Mann Life Insurance Company, INA Life 10.5 to Form Insurance Company of New York and Life 10-K for the
                   Insurance Company of North America.        year ended
                                                              June 30,
                                                              1990.

          10.6 Participation Agreement, dated March 8, Incorporated 1990, among TEX-HEX Corporation, Louran by reference
                   Oil & Gas, Inc., AHI Drilling, Inc.,       to Exhibit
                   SHIGO, Inc., Rush Moody, Jr., Peter W. 10.6 to Form Stevens, John Bielun, Andrew R. Fair, 10-K for the
                   Jonathan Conrad and Richard Grant.         year ended
                                                              June 30,
                                                              1990.

          10.7     Credit Agreement, dated September 24,      Incorporated
                   24, 1990, among Allegheny & Western        by reference
                   Energy Corporation, Pittsburgh National    to Exhibit
                   Bank, and One Valley Bank, N.A. and        10.7 to Form
                   Pittsburgh National Bank as Agent.         10-K for the
                                                              year ended
                                                              June 30,
                                                              1990.

          10.8     1987 Stock Option Plan (including form     Incorporated
                   of Stock Option Agreement).                by reference
                                                              to Exhibit
                                                              10.8 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1990.

          10.9     Credit Agreement, dated June 27, 1991,     Incorporated
                   between Mountaineer Gas Company and        by reference
                   Pittsburgh National Bank.                  to Exhibit
                                                              10.9 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1991.


          10.10    Credit Agreement, dated June 27, 1991,     Incorporated
                   between Mountaineer Gas Company and        by reference
                   Pittsburgh National Bank.                  to Exhibit
                                                              10.10 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1991.

          10.11    Agreements for Gas Purchase and Transpor-  Incorporated
                   tation Service between Mountaineer Gas     by reference
                   Company and Columbia Gas Transmission      to Exhibit
                   Corp.                                      10.11 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1991.

          10.12    Second Amendment, dated October 31, 1991,  Incorporated
                   to Credit Agreement, dated September 21,   by reference
                   1990 among Allegheny & Western Energy      to Exhibit
                   Corporation, Pittsburgh National Bank and  10.12 to Form
                   One Valley Bank, N.A. and Pittsburgh       10-Q for the
                   National Bank as agent. National Bank as   quarter ended
                   agent.                                     September 30,
                                                              1991.

          10.13    Third Amendment dated November 30, 1991,   Incorporated
                   to Credit Agreement, dated September 24,   by reference
                   1990, among Allegheny & Western Energy     to Exhibit
                   Corporation, Pittsburgh National Bank      10.13 to Form
                   and One Valley Bank, N.A. and Pittsburgh   10-Q for the
                   National Bank as agent.                    quarter ended
                                                              December 31,
                                                              1991.


          10.14    Note Purchase Agreement, dated July 15,    Incorporated
                   1992, between Mountaineer Gas Company and by reference Teachers Insurance and Annuity Association to Exhibit
                   of America.                                10.14 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1992.

          10.15    Employment Agreement, dated June 13, 1990  Incorporated
                   between Mr. Grant and Mountaineer Gas      by reference
                   Company.                                   to Exhibit
                                                              10.15 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1992.


          10.16    Employment Agreement, dated June 13, 1990  Incorporated
                   between Mr. Fletcher and Mountaineer       by reference
                   Gas Company.                               to Exhibit
                                                              10.16 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1992.

          10.17    Consulting Agreement, dated March 1, 1992  Incorporated
                   between Mr. Lindley and the Company.       by reference
                                                              to Exhibit
                                                              10.17 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1992.

          10.18    Fourth Amendment, dated October 31, 1992,  Incorporated
                   to Credit Agreement, dated September 24,   by reference
                   1990, among Allegheny & Western Energy     to Exhibit
                   Corporation, Pittsburgh National Bank and  10.18 to Form
                   One Valley Bank, N.A. and Pittsburgh       10-Q for the
                   National Bank as agent.                    quarter ended
                                                              March 31,
                                                              1993.

          10.19    Fifth Amendment, dated November 30, 1992,  Incorporated
                   to Credit Agreement dated September 24,    by reference
                   1990, among Allegheny & Western Energy     to Exhibit
                   and One Valley Bank, N.A. and Pittsburgh   10-Q for the
                   National Bank as agent.                    quarter ended
                                                              March 31,
                                                              1993.

          10.20    Purchase and Sales Agreement, dated        Incorporated
                   July 21, 1992 among Hallwood Energy        by reference
                   Partners, L.P. et. al and Mountaineer      to Exhibit
                   Gas Company.                               10.20 to Form
                                                              10-Q for the
                                                              quarter ended
                                                              March 31,
                                                              1993.

          10.21    Sixth Amendment, dated September 28,       Incorporated
                   1993, to Credit Agreement, dated           by reference
                   September 24, 1990, among Allegheny        to Exhibit
                   and Western Energy Corporation,            10.21 to Form
                   Pittsburgh National Bank and One           10-Q for the
                   Valley Bank, N.A. and Pittsburgh           quarter ended
                   National Bank as agent.                    September 30,
                                                              1993.


          10.22    Seventh Amendment, dated October 31,       Incorporated
                   1993, to Credit Agreement, dated           by reference
                   September 24, 1990, among Allegheny        to Exhibit
                   and Western Energy Corporation,            10.22 to Form
                   Pittsburgh National Bank and One           10-Q for the
                   Valley Bank, N.A. and Pittsburgh           quarter
                   National Bank as agent.                    ended
                                                              December 31,
                                                              1993.

          10.23    Employment Agreements with Richard         Incorporated
                   L. Grant, Michael S. Fletcher and W.       by reference
                   Merwyn Pittman, individually.              to Exhibit
                                                              10.23 to Form
                                                              10-Q for the
                                                              quarter ended
                                                              December 31,
                                                              1993.

          10.24    Supplemental Retirement Benefit Plan       Incorporated
                   Agreements between John G. McMillian,      by reference
                   Richard L. Grant, Michael S. Fletcher      to Exhibit
                   and W. Merwyn Pittman, individually, and   10.24 to Form
                   Allegheny & Western Energy Corporation.    10-Q for the
                                                              quarter ended
                                                              December 31,
                                                              1993.

          10.25    Eighth Amendment, dated September 29,      Filed
                   1994, to Credit Agreement, dated           herewith
                   September 24, 1990, among Allegheny
                   and Western Energy Corporation,
                   Pittsburgh National Bank and One
                   Valley Bank, N.A. and Pittsburgh
                   National Bank as agent.

          21.1     Subsidiaries of the Company.               Incorporated
                                                              by reference
                                                              to Exhibit
                                                              21.1 to Form
                                                              10-K for the
                                                              year ended
                                                              June 30,
                                                              1994.

          27.1     Financial Data Schedule                    Filed
                                                              herewith


          EXHIBIT
          NUMBER        DESCRIPTION

          10.25 Eighth Amendment, dated September 29, 1994, to Credit Agreement, dated September 24, 1990 among Allegheny and Western Energy Corporation,
                        Pittsburgh National Bank and One Valley Bank, N. A. and Pittsburgh National Bank as agent.

                                EIGHTH AMENDMENT TO CREDIT AGREEMENT


                        THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (the "Eighth Amendment"), dated as of the 29th day of September, 1994, is made and entered into by and among ALLEGHENY & WESTERN ENERGY CORPORATION, a West Virginia corporation, as borrower (the "Borrower"), PNC BANK, NATIONAL ASSOCIATION, formerly Pittsburgh National Bank, and ONE VALLEY BANK, NATIONAL ASSOCIATION, as lenders (individually and collectively the "Banks") and PNC BANK, NATIONAL ASSOCIATION, formerly Pittsburgh National Bank, as agent for the Banks (in such capacity the "Agent").


                                     WITNESSETH:


                        WHEREAS, pursuant to a Credit Agreement (the
          "Credit Agreement") dated September 24, 1990 by and among the Borrower, the Banks and the Agent, the Banks agreed to extend certain credit facilities to the Borrower; and

                        WHEREAS, pursuant to a First Amendment to Credit Agreement and Notes dated September 20, 1991, a Second Amendment to Credit Agreement and Notes dated October 31, 1991, a Third Amendment to Credit Agreement and Notes dated November 30, 1991, a Fourth Amendment to Credit Agreement and Notes dated October 31, 1992, a Fifth Amendment to Credit Agreement and Notes dated November 30, 1992, a Sixth Amendment to Credit Agreement dated September 28, 1993 and a Seventh Amendment to Credit Agreement and Notes dated October 31, 1993, the Credit Agreement was amended (the Credit Agreement as heretofore amended is herein referred to as the "Amended Credit Agreement"); and

                        WHEREAS, the Borrower, the Banks and the Agent wish to further amend the Amended Credit Agreement as hereinafter set forth.

                        NOW THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, and with the intent to be legally bound hereby, the parties hereto agree as follows:


                        A. 1. Subsection 5.2(a) of the Amended credit Agreement is hereby amended by deleting such subsection and substituting therefor the following:

                           (a) Current Ratio.  Permit or allow the ratio of
          (i) Borrower s Current Assets to (ii) Borrower s Current Liabilities to be less than 1.0 to 1.0.

                           2.  The Amended Credit Agreement is hereby
          amended by adding to Section 9.1 the following:

                               "Borrower s Current Assets" means, as at any date of determination, the current assets of the Borrower determined in conformity with

                                                     GAAP.

                               "Borrower s Current Liabilities" means, as at any date of determination, the current liabilities of the Borrower determined in conformity with GAAP.

                        B. Except as expressly amended hereby, the terms, provisions, conditions and agreements of the Amended Credit Agreement and the other Loan Documents (as such term is defined in the Amended Credit Agreement) are hereby confirmed and ratified and shall remain in full force and effect. Each and every representation and warranty of the Borrower set forth in the Amended Credit Agreement and the other Loan Documents is hereby confirmed and ratified and such representations and warranties shall be deemed to have been made and undertaken as of the date of this Eighth Amendment as well as at the time they were made and undertaken.

                        C. THIS EIGHTH AMENDMENT SHALL BE A CONTRACT MADE UNDER, AND GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF
          PENNSYLVANIA WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS
          PROVISIONS.

                        D. This Eighth Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent; provided, however, that Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Banks.

                        E. All defined terms used herein which are not defined herein but which are defined in the Amended Credit Agreement shall have the meanings herein as are given to them in the Amended Credit Agreement.

                        F. This Eighth Amendment shall be effective as of June 30, 1994. From and after June 30, 1994, all references to the Credit Agreement in the Amended Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Amended Credit Agreement as amended hereby.

                        G. This Eighth Amendment may be executed in as many counterparts as shall be convenient and by the different parties hereto on separate counterparts, each of which when executed by the Borrower, the Banks and the Agent shall be regarded as an original.

                               WITNESS the due execution hereof as of the date first written above.

          ATTEST:             (SEAL)    ALLEGHENY & WESTERN ENERGY
                                        CORPORATION


          By  /s/ Bradford C. Witmer    By         /s/ W. Merwyn Pittman
          Name    Bradford C. Witmer    Name           W. Merwyn Pittman
          Title           Controller    Title      Vice President, Chief
                                                     Financial Officer
                                                     and Treasurer


          WITNESS: PNC BANK, NATIONAL ASSOCIATION, formerly Pittsburgh National Bank, in its capacities as a Bank and as the Agent


          /s/ Louis K. McLinden, Jr.    By         /s/ Thomas A. Majeski
                                        Name           Thomas A. Majeski
                                        Title Commercial Banking Officer


          WITNESS:                      ONE VALLEY BANK, NATIONAL
                                        ASSOCIATION


                   /s/Sharon W. Pugh    By          /s/Timothy A. Paxton
                                        Name           Timothy A. Paxton
                                        Title       Asst. Vice President